HORIZON FUNDS

Anfield Universal Fixed Income Fund

(the “Fund”)

Supplement dated September 25, 2026,

to the Statement of Additional Information of the Funds

This supplement (“Supplement”) amends and supplements the Statement of Additional Information (“SAI”) of the Fund, dated August 21, 2026, and is effective immediately.

The following hereby supplements and replaces in its entirety the paragraph beginning “With respect to the above fundamental investment restriction on concentration in a particular industry or group of industries” appearing in the section entitled “Investment Restrictions of the Funds” in the SAI:

With respect to the above fundamental investment restriction on concentration in a particular industry or group of industries: (1) securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions, and investments in registered investment companies that invest primarily in the foregoing are not considered to be issued by members of any industry; (2) the Fund has adopted a policy regarding the treatment of investments in unaffiliated underlying investment companies pursuant to which the Fund will consider the underlying fund’s industry exposure if the underlying fund has adopted a policy to concentrate its investments in a particular industry or group of industries and that policy is not tied to a benchmark index that the Adviser has determined to be sufficiently diversified; and (3) if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

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Unless otherwise indicated, all other information included in the SAI that is not inconsistent with the information set forth in this Supplement remains unchanged. Capitalized terms used but not defined herein have the meanings ascribed to them in the SAI.

Please retain this Supplement for your reference.